Exhibit 10.2

Execution Version

RESTRUCTURING SUPPORT AGREEMENT

This RESTRUCTURING SUPPORT AGREEMENT (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, and including any exhibits or schedules hereto, this “Agreement”), dated as of October 20, 2017, is entered into by and between:

(i) Walter Investment Management Corp. (the “Company”); and

(ii) the undersigned beneficial holders, or investment advisers or managers for the account of beneficial holders (in its respective capacity as such, the “Senior Noteholders”) of the 7.875% senior notes due 2021 (the “Senior Notes”) issued pursuant to that certain indenture dated as of December 17, 2013 (the “Senior Notes Indenture”), by and among the Company, the guarantors and Wilmington Savings Fund Society, FSB, a national banking association, as successor trustee (the “Trustee”), together with their respective successors and permitted assigns that subsequently become party hereto in accordance with the terms hereof (collectively, the “Consenting Senior Noteholders”).

The Company, each Consenting Senior Noteholder, and any subsequent Person that becomes a party hereto in accordance with the terms hereof are referred to herein as the “Parties” and individually as a “Party.”

Capitalized terms used but not defined herein shall have the meanings ascribed to them, as applicable, in the restructuring term sheet attached hereto as Exhibit A (together with all exhibits and annexes attached thereto, the “Term Sheet”) or the Direction (as defined below), in each case including any schedules, annexes and exhibits attached thereto, and as may be modified in accordance with Section 9 hereof, or the Senior Notes Indenture.

WHEREAS, the Parties have agreed to a restructuring of the Company and/or its capital structure (the “Restructuring”) that will be implemented through a chapter 11 proceeding consistent with the terms and subject to the conditions set forth herein, including in the Term Sheet, which is the product of arm’s-length, good faith discussions between the Parties and their respective professionals;

WHEREAS, as of the date hereof, the Consenting Senior Noteholders in the aggregate hold, or act as the nominee, investment adviser, sub-adviser, or investment manager to entities that hold, as of the date hereof, more than 50% of the aggregate outstanding principal amount of the Senior Notes;

WHEREAS, concurrently with the execution of this Agreement, the Company is entering into the Term Loan RSA; and

WHEREAS, the Parties desire to express to each other their mutual support and commitment in respect of the matters discussed in the Term Sheet and hereunder.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.	Certain Definitions.

As used in this Agreement, the following terms have the following meanings:

(a)    “Alternative Transaction” means any plan, dissolution, winding up, liquidation, sale or disposition, reorganization, merger or restructuring of the Company or its assets other than the Restructuring, as set forth herein, including the Term Sheet;

(b)    “Bankruptcy Code” means title 11 of the United States Code, 11 U.S.C. §§ 101, et seq., as amended from time to time.

(c)    “Bankruptcy Court” means the United States Bankruptcy Court for the Southern District of New York having jurisdiction over the Chapter 11 Case, and, to the extent of the withdrawal of any reference under 28 U.S.C. § 157, pursuant to 28 U.S.C. § 151, the United States District Court for the Southern District of New York.

(d)    “Claims” means “claim” as defined in section 101(5) of the Bankruptcy Code, including, without limitation, any claim arising under or relating to the Senior Notes Indenture.

(e)    “Consenting Term Lenders” means the Term Lenders that execute the Term Loan RSA, together with their respective successors and permitted assigns that become party thereto.

(f)    “Convertible Noteholders” means the holders of Convertible Notes, in their respective capacities as such.

(g)    “Convertible Notes” means the 4.50% convertible senior subordinated notes due 2019 issued pursuant to the Convertible Notes Indenture.

(h)    “Convertible Notes Indenture” means that certain Subordinated Indenture dated as of January 13, 2012 by and between the Company and Wells Fargo Bank, National Association as Trustee, and a Supplemental Indenture thereto, dated as of January 13, 2012.

(i)    “Convertible Notes RSA” means any restructuring support agreement that may be entered into by the Company and any holders of the Convertible Notes.

(j)    “Credit Agreement” means that certain Amended and Restated Credit Agreement, dated as of December 19, 2013 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time in accordance with the terms thereof, by and among the Company, as the borrower, Credit Suisse AG, as administrative agent, and the lenders party thereto.

(k)    “Definitive Documents” means the documents (including any related orders, agreements, instruments, schedules or exhibits) that are contemplated by the Term Sheet and that are otherwise necessary or desirable to implement, or otherwise relate to the Restructuring, the Prepackaged Plan and the Term Sheet including: (i) the Prepackaged Plan; (ii) the documents to be filed in the supplement to the Prepackaged Plan (collectively, the “Plan Supplement”); (iii) definitive documentation with respect to the Amended and Restated Credit Facility (collectively, the “Amended and Restated Credit Facility Documents”); (iv) the Direction; (v) each Direction Letter; (vi) the Disclosure Statement; (vii) any motion seeking the approval of the adequacy of the Disclosure Statement and solicitation of the Prepackaged Plan; (viii) the Confirmation Order; (ix) the motion for use of cash collateral and to incur postpetition financing and any credit agreement with respect thereto (the “Financing Motion”); (x) any Financing Orders; (xi) the post-Effective Date organizational documents for the Company, shareholder-related agreements, or other related documents (including the mandatorily convertible preferred stock described on Exhibit 3 to the Term Sheet and the warrants described on Exhibit 4 to the Term Sheet); and (xii) the term sheet with respect to the Management Incentive Plan, if agreed. Without prejudice to the rights of any Consenting Senior Noteholder with respect to any action that any Consenting Term Lender may take with respect to any action or failure to act of either the Company or any Consenting Term Lender with respect to the Term Loan RSA, the Term Loan RSA shall not constitute a Definitive Document for purposes of this Agreement. Each of the Definitive Documents shall contain terms and conditions consistent in all material respects with this Agreement and the Term Sheet; provided that (i) the terms of the Prepackaged Plan with respect to the treatment of the Senior Notes and the treatment of any matters with respect to the Senior Notes Indenture shall be acceptable in all respects to the Requisite Senior Noteholders and (ii) the terms and conditions of the DIP/Exit Facility (including any Definitive Documents memorializing the DIP/Exit Facility) shall be acceptable in all material respects to the Requisite Senior Noteholders.

(l)    “Direction” means the Consent of Noteholders to Direction to Trustee attached hereto as Exhibit B, including all attachments, annexes and exhibits thereto.

(m)    “Disclosure Statement” means the Disclosure Statement relating to the Prepackaged Plan.

(n)    “Effective Date” means the date on which the Restructuring is consummated.

(o)    “Filing Conditions” means the Company having received votes to accept the Prepackaged Plan by (i) holders of Term Loans satisfying the Requisite Term Lenders Threshold and (ii) holders of Senior Notes satisfying the Requisite Senior Notes Threshold.

(p)    “Financing Orders” means any orders authorizing the Company to continue to access cash collateral and incur any postpetition financing on an interim basis or final basis consistent with the Term Sheet.

(q)    “Management Incentive Plan” means a post-Effective Date management incentive plan for certain members of the Company’s management to be determined and adopted by the board of directors of the reorganized Company post-Effective Date in accordance with the Term Sheet.

(r)    “Material Adverse Effect” means any event, change, occurrence, development, circumstance or change of fact occurring after the date hereof that has had, or would reasonably be expected to have, a material adverse effect on the business, results of operations or condition (financial or otherwise) of the Company and all of its affiliates, taken as a whole; provided, however, that none of the following, either alone or in combination, will constitute, or be considered in determining whether there has been, a Material Adverse Effect: (i) any event, change, effect, occurrence, development, circumstance or change of fact arising out of, resulting from or relating to the commencement or existence of the Chapter 11 Cases, the announcement of this Agreement, the Term Loan RSA, the Prepackaged Plan and the Restructuring, or compliance by any Party with the covenants and agreements contained herein, or in the Term Loan RSA, the Prepackaged Plan or the Term Sheet, including any objections in the Bankruptcy Court in the Chapter 11 Cases, (ii) any outbreak or escalation of war or hostilities or any act of terrorism, (iii) in and of itself or as a consequence thereof, any change in the Company’s stock price or trading volume or listing on the New York Stock Exchange (including, for the avoidance of doubt, any consequential effects of a delisting, as it relates to the Convertible Notes, any decrease in the ratings or ratings outlook for the Company, or any failure by the Company to meet (or the publication of any report regarding) any projections, forecasts, budgets, estimates or outlook of or relating to the Company, including with respect to revenues or earnings or other internal or external financial or operating projections, (iv) any actions, effects or changes arising from or related to any actions taken by or failed to be taken pursuant to or in accordance with this Agreement or at the request of, or consented to by, the Consenting Senior Noteholders, (v) the execution or delivery of this Agreement, the consummation of the transactions contemplated by this Agreement or the public announcement or other publicity with respect to any of the foregoing.

(s)    “Person” means any “person” as defined in section 101(41) of the Bankruptcy Code, including, without limitation, any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof or other entity.

(t)    “Prepackaged Plan” means the prepackaged chapter 11 plan of reorganization of the Company (including any annexes, supplements, exhibits, term sheets, or other attachments attached thereto, which will be consistent in all respects with the Term Sheet and this Agreement and otherwise reasonably acceptable to the Company and Requisite Senior Noteholders), to be implemented in the Restructuring in accordance with and subject to the terms and conditions of this Agreement, including the Term Sheet.

(u)    “Required Parties” means each of (i) the Company and (ii) the Requisite Senior Noteholders.

(v)    “Requisite Senior Noteholders” means, as of the date of determination, Consenting Senior Noteholders holding at least a majority in aggregate principal amount outstanding of the Senior Notes held by the Consenting Senior Noteholders as of such date.

(w)    “Requisite Senior Notes Threshold” means 66 2/3% of the aggregate outstanding principal amount of the Senior Notes.

(x)    “Requisite Term Lenders Threshold” means 66 2/3% of the aggregate outstanding principal amount of the Term Loans.

(y)    “SEC” means the Securities & Exchange Commission.

(z)    “Second Lien Notes” means the Series A Notes and Series B Notes described in to the Term Sheet.

(aa)     “Securities Act” means the Securities Act of 1933, as amended.

(bb)    “Support Effective Date” means the date on which: the counterpart signature pages to (i) this Agreement shall have been executed and delivered by the Company and Consenting Senior Noteholders holding at least the Requisite Senior Notes Threshold and (ii) the Term Loan RSA, in a form and substance reasonably acceptable to the Requisite Senior Noteholders (which shall be deemed to have occurred upon the release of signature pages by each Consenting Senior Noteholder), shall have been executed and delivered by the Company and Consenting Term Lenders holding at least the Requisite Term Lenders Threshold.

(cc)    “Support Period” means the period commencing on the Support Effective Date and ending on the earlier of the (i) date on which this Agreement is terminated in accordance with Section 5 hereof and (ii) the Effective Date.

(dd)    “Term Loan RSA” means the restructuring support agreement, dated as of October 20, 2017, to support the Restructuring with terms consistent with this Agreement and the Term Sheet executed by the Company and the Consenting Term Lenders satisfying the Requisite Term Lenders Threshold; provided that the Consenting Senior Noteholders shall not be deemed to be parties to, or third party beneficiaries, under, the Term Loan RSA for any purpose whatsoever.

(ee)    “Term Loans” has the meaning set forth in the Credit Agreement.

2.	Term Sheet.

The Term Sheet is expressly incorporated herein by reference and made part of this Agreement as if fully set forth herein. The Term Sheet, including the exhibits and annexes thereto, sets forth the material terms and conditions of the transactions contemplated by the Restructuring (collectively, the “Restructuring Transactions”); provided, however, the Term Sheet is supplemented by the terms and conditions of this Agreement. In the event of any inconsistency between the Term Sheet and this Agreement, the Term Sheet shall control.

3. Agreements of the Consenting Senior Noteholders.

(a)    Agreement to Support. During the Support Period, subject to the terms and conditions hereof, each of the Consenting Senior Noteholders agrees, severally and not jointly, that it shall:

(i)    use its commercially reasonable efforts to support the Restructuring and the transactions contemplated by the Term Sheet, the Direction, and the Prepackaged Plan, and to act in good faith and take any and all reasonable actions necessary to consummate the Restructuring and the transactions contemplated by the Term Sheet, the Direction, and the Prepackaged Plan, in a manner consistent with this Agreement;

(ii)    (A) promptly, and in any event within five (5) business days after the date hereof, execute, and irrevocably consent to, the Direction, (B) cause each of the Directions to be promptly executed by the DTC participant specified in such Direction, and thereafter promptly delivered for execution, and executed, by Cede & Co., (C) so long as this Agreement has not been terminated with respect to such Consenting Senior Noteholder, upon the Company’s request, renew the Direction no more frequently than every 59 days, in a manner substantially consistent with the preceding clauses (A) and (B) and (D) execute and deliver such documents, and take such other actions, as may be reasonably requested by the Company or Trustee, or both, to evidence such consent by the registered holder of the Senior Notes;

(iii)    refrain from initiating (or directing or encouraging the Trustee or any other party to initiate) any actions, including legal proceedings, that are inconsistent with, or that would delay, prevent, frustrate or impede the approval, confirmation or consummation, as applicable, of the Restructuring;

(iv)    timely vote (pursuant to the Prepackaged Plan) or cause to be voted all of its Claims (including on account of any Term Loans and Convertible Notes owned or controlled by such Consenting Senior Noteholder) to accept the Prepackaged Plan by delivering its duly executed and completed ballot or ballots, as applicable, accepting the Prepackaged Plan on a timely basis following commencement of the solicitation of acceptances of the Prepackaged Plan in accordance with sections 1125(g) and 1126 of the Bankruptcy Code;

(v)    negotiate in good faith with the Company the forms of the Definitive Documents and execute the Definitive Documents (in each case, to the extent such Consenting Senior Noteholder is a party thereto);

(vi)    not change or withdraw its votes to accept the Prepackaged Plan (or cause or direct such vote to be changed or withdrawn); provided, however, that such vote shall, without any further action by the applicable Consenting Senior Noteholder, be deemed automatically revoked (and, upon such revocation, deemed void ab initio) by the applicable Consenting Senior Noteholder at any time following the expiration of the Support Period with respect to such Consenting Senior Noteholder;

(vii)    not directly or indirectly, through any Person, seek, solicit, propose, support, assist, engage in negotiations in connection with or participate in the formulation, preparation, filing or prosecution of, any plan, plan proposal, restructuring proposal, offer of dissolution, winding up, liquidation, sale or disposition, reorganization, merger or restructuring of the Company under any bankruptcy, insolvency or similar laws other than the Restructuring, or take any other action that is inconsistent with or that would reasonably be expected to prevent, interfere with, delay or impede the solicitation of votes on the Restructuring, Prepackaged Plan and Disclosure Statement, and the confirmation and consummation of the Prepackaged Plan and the Restructuring;

(viii)    use its commercially reasonable efforts to support and take all actions as are reasonably necessary and appropriate to obtain any and all required regulatory and/or third-party approvals to consummate the Transactions; and

(ix)    support and take all reasonable actions necessary or reasonably requested by the Company to facilitate the solicitation of votes on the Prepackaged Plan by the Company, approval of the Prepackaged Plan and Disclosure Statement, and confirmation and consummation of the Prepackaged Plan and the Restructuring.

(b)    Transfers.

(i)    Each Consenting Senior Noteholder agrees that, for the duration of the Support Period, such Consenting Senior Noteholder shall not sell, transfer, loan, issue, participate, pledge, hypothecate, assign or otherwise dispose of (other than ordinary course pledges and/or swaps) (each, a “Transfer”), directly or indirectly, in whole or in part, any of its Claims, including any beneficial ownership in any such Claims,1 or any option thereon or any right or interest therein, unless the transferee thereof either (A) is a Consenting Senior Noteholder (with respect to a transfer by a Consenting Senior Noteholder) or (B) prior to such Transfer, agrees in writing for the benefit of the Parties to become a Consenting Senior Noteholder and to be bound by all of the terms of this Agreement applicable to Consenting Senior Noteholders (including with respect to any and all Claims it already may hold against or in the Company prior to such Transfer) by executing a joinder agreement, a form of which is attached hereto as Exhibit C (a “Joinder Agreement”), and delivering an executed copy thereof within two (2) business days of such execution, to (i) Weil, Gotshal and Manges LLP (“Weil”), as counsel to the Company, and (ii) Milbank, Tweed, Hadley & McCloy LLP, as counsel to an ad hoc group of Consenting Senior Noteholders (“Milbank”), in which event (x) the transferee shall be deemed to be a Consenting Senior Noteholder hereunder to the extent of such transferred Claims and (y) the transferor shall be deemed to relinquish its rights (and be released from its obligations) under this Agreement to the extent of such transferred Claims (such transfer, a “Permitted Transfer” and such party to such Permitted Transfer, a “Permitted Transferee”). Each Consenting Senior Noteholder agrees that any Transfer of any Claim that does not comply with the terms and procedures set forth herein shall be deemed void ab initio, and the Company and each other Consenting Senior Noteholder shall have the right to enforce the voiding of such Transfer.

[1]	As used herein, the term “beneficial ownership” means the direct or indirect economic ownership of, and/or the power, whether by contract or otherwise, to direct the exercise of the voting rights and the disposition of, any Claims subject to this Agreement or the right to acquire such Claims.

(ii)    Notwithstanding anything to the contrary herein, (A) a Qualified Marketmaker2 that acquires any Claims subject to this Agreement held by a Consenting Senior Noteholder with the purpose and intent of acting as a Qualified Marketmaker for such Claims, shall not be required to become a party to this Agreement as a Consenting Senior Noteholder, if (x) such Qualified Marketmaker transfers such Claims (by purchase, sale, assignment, or other similar means) within the earlier of ten (10) business days of its acquisition and the plan voting deadline to a Permitted Transferee and the transfer otherwise is a Permitted Transfer, and (y) such Consenting Senior Noteholder shall be solely responsible for the Qualified Marketmaker’s failure to comply with this Section 3(b), and (B) to the extent any Party is acting solely in its capacity as a Qualified Marketmaker, it may Transfer any ownership interests in the Claims that it acquires from a holder of Claims that is not a Consenting Senior Noteholder to a transferee that is not a Consenting Senior Noteholder at the time of such Transfer without the requirement that the transferee be or become a signatory to this Agreement or execute a Transfer Agreement.

(iii)    This Section 3(b) shall not impose any obligation on the Company to issue any “cleansing letter” or otherwise publicly disclose information for the purpose of enabling a Consenting Senior Noteholder to Transfer any Claims. Notwithstanding anything to the contrary herein, to the extent the Company and another Party have entered into a separate agreement with respect to the issuance of a “cleansing letter” or other public disclosure of information, the terms of such confidentiality agreement shall continue to apply and remain in full force and effect according to its terms.

(c)    Additional Claims. This Agreement shall in no way be construed to preclude the Consenting Senior Noteholders from acquiring additional Claims; provided that, to the extent any Consenting Senior Noteholder (i) acquires additional Claims, (ii) holds or acquires any other claims against the Company entitled to vote on the Prepackaged Plan, or (iii) holds or acquires any equity interests in the Company entitled to vote on the Prepackaged Plan, then, in each case, each such Consenting Senior Noteholder shall promptly notify Weil and Milbank, and each such Consenting Senior Noteholder agrees that all such Claims shall be subject to this Agreement (regardless of when or whether notice of such acquisition is given to the Company), and agrees that, for the duration of the Support Period and subject to the terms of this Agreement, it shall vote in favor of the Prepackaged Plan (or cause to be voted) any such additional Claims entitled to vote on the Prepackaged Plan (to the extent still held by it on or on its behalf at the time of such vote), in a manner consistent with Section 3(a) hereof. For the avoidance of any doubt, any obligation to vote for the Prepackaged Plan or any other plan of reorganization shall be subject to sections 1125(g) and 1126 of the Bankruptcy Code.

[2]

As used herein, the term “Qualified Marketmaker” means an entity that (a) holds itself out to the public and/or the applicable private markets as standing ready in the ordinary course of business to purchase from customers and sell to customers claims against, and equity interests in, the Company, including Senior Notes, or enter with customers into long and short positions in claims against the Company), in its capacity as a dealer or market maker in such claims and (b) is, in fact, regularly in the business of making a market in claims against issuers or borrowers (including debt or equity securities).

(d)    Preservation of Rights. Notwithstanding the foregoing, nothing in this Agreement (including any Consenting Senior Noteholder’s entry into this Agreement in connection with, or following, the Company’s entry into the Term Loan RSA) or the Term Sheet, and neither a vote to accept the Prepackaged Plan by any Consenting Senior Noteholder, nor the acceptance of the Prepackaged Plan by any Consenting Senior Noteholder, shall: (A) be construed to limit consent and approval rights provided in this Agreement and the Definitive Documentation; (B) be construed to prohibit any Consenting Senior Noteholder from contesting whether any matter, fact, or thing is a breach of, or is inconsistent with, this Agreement, or exercising rights or remedies specifically reserved herein; (C) be construed to prohibit any Consenting Senior Noteholder from appearing as a party-in-interest in any matter to be adjudicated in the Chapter 11 Case, so long as such appearance and the positions advocated in connection therewith are not inconsistent with this Agreement and are not for the purpose of hindering, delaying, or preventing (or could not reasonably be expected to hinder, delay or prevent) the consummation of the Restructuring or the transactions contemplated herein subject to the terms and conditions hereof; (D) impair or waive the rights of any Consenting Senior Noteholder to assert or raise any objection expressly permitted under this Agreement in connection with any hearing in the Bankruptcy Court, including, without limitation, any hearing on the approval of the Disclosure Statement or confirmation of the Prepackaged Plan or (E) subject to Section 3(f), limit the ability of any Consenting Senior Noteholder to assert any rights, claims, and/or defenses under the Senior Indenture and any related documents or agreements (including, without limitation, the right of any Consenting Senior Noteholder to assert that any potential action of the Company or any of its affiliates that is inconsistent with, or any potential omission of the Company or any of its affiliates to take any action required, by the Senior Indenture and/or that a potential default or event of default has occurred under the Senior Indenture).

(e)    Negative Covenants. The Consenting Senior Noteholders agree that, for the duration of the Support Period, each Consenting Senior Noteholder shall not take any action inconsistent with this Agreement, including without limitation, the Direction, including all attachments, annexes and exhibits thereto, except to the extent that any such action or inaction is expressly contemplated or permitted by this Agreement, the Prepackaged Plan, or any of the other Definitive Documents.

(f)    Forbearance. Subject to the remainder of this Section 3(f), during the period commencing on the Support Effective Date and ending on the termination of this Agreement in accordance with its terms, the Consenting Senior Noteholders hereby agree to forbear from the exercise of any rights or remedies they may have under the Senior Notes Indenture and under applicable United States or foreign law or otherwise that would be materially inconsistent with the terms of this Agreement. For the avoidance of doubt, the forbearance set forth in this Section 3(f) (i) shall automatically terminate, without the need for any further notice, upon a termination of this Agreement in accordance with the terms hereof, (ii) shall not constitute a waiver with respect to any defaults or events of default under the Indenture, and (iii) shall not bar any Consenting Senior Noteholder from filing a proof of claim or taking action to establish the amount of such claim. If the transactions contemplated hereby are not consummated, or if this Agreement is terminated for any reason, the Parties fully reserve any and all of their rights.

4.	Agreements of the Company.

(a)    Covenants. The Company agrees that, for the duration of the Support Period, the Company shall, and shall cause each of its subsidiaries included in the definition of Company, to:

(i)    (A) support and use commercially reasonable efforts to consummate and complete the Restructuring and all transactions contemplated under this Agreement (including, without limitation, those described in the Term Sheet and once filed, the Prepackaged Plan, including, without limitation, (1) take any and all reasonably necessary actions in furtherance of the Restructuring and the transactions contemplated under this Agreement, including, without limitation, as set forth in the Term Sheet and, once filed, the Prepackaged Plan, (1) subject to the satisfaction of the Filing Conditions (unless waived by the Company), commence the Chapter 11 Case on or before November 30, 2017 (the “Outside Petition Date,” and the actual commencement date, the “Petition Date”) and complete and file, within the timeframes contemplated herein, the Prepackaged Plan, the Disclosure Statement, and the other Definitive Documents, and (3) use commercially reasonable efforts to obtain orders of the Bankruptcy Court approving the Disclosure Statement and confirming the Prepackaged Plan within the timeframes contemplated by this Agreement; (B) use commercially reasonable efforts to obtain any and all required regulatory approvals for the Restructuring embodied in the Definitive Documents, including the Prepackaged Plan, if any; and (C) not take any action that is inconsistent with, or is intended or is reasonably likely to, alter, delay, impede or interfere with, approval of the Disclosure Statement, confirmation of the Prepackaged Plan, or consummation of the Prepackaged Plan and the Restructuring in the case of each of clauses (A) through (C) to the extent consistent with, upon the advice of counsel, the fiduciary duties of the board of directors of the Company;

(ii)    not commence an avoidance action or other legal proceeding that challenges the validity, enforceability or priority of the Senior Notes or any related claims;

(iii)    if the Company receives an unsolicited bona fide unsolicited proposal or expression of interest in undertaking an Alternative Transaction that the board of directors of the Company, determines in its good-faith judgment provides a higher or better economic recovery to the Company’s stakeholders than that set forth in this Agreement and such Alternative Transaction is from a proponent that the board of directors of the Company has reasonably determined is capable of timely consummating such Alternative Transaction, the Company will within 48 hours of the receipt of such proposal or expression of interest, notify counsel to the Requisite Senior Noteholders of the receipt thereof, with such notice to include the material terms thereof, including the identity of the Person or group of Persons involved;

(iv)    provide draft copies of all material motions or applications and other documents (including all “first day” and “second day” motions and orders, the Prepackaged Plan, the Disclosure Statement, ballots and other solicitation materials in respect of the Prepackaged Plan and any proposed amended version of the Prepackaged Plan or the Disclosure Statement, and a proposed confirmation order) the Company intends to file with the Bankruptcy Court to Milbank, if reasonably practical, at least five (5) business days prior to the date when the Company intends to file any such pleading or other document (provided that if delivery of such motions, orders or materials (other than the Prepackaged Plan, the Disclosure Statement, a confirmation order or adequate protection order) at least five (5) business days in advance is not reasonably practicable, such motion, order or material shall be delivered as soon as reasonably practicable prior to filing) and shall consult in good faith with such counsel regarding the form and substance of any such proposed filing with the Bankruptcy Court;

(v)    file such “first day” motions and pleadings reasonably determined by the Company, in form and substance reasonably acceptable to the Requisite Senior Noteholders, to be necessary, and to seek interim and final (to the extent necessary) orders, in form and substance reasonably acceptable to the Company and the Requisite Senior Noteholders, from the Bankruptcy Court approving the relief requested in such “first day” motions;

(vi)    subject to appropriate confidentiality arrangements, provide to the Consenting Senior Noteholders’ professionals, upon reasonable advance notice to the Company; (A) reasonable access (without any material disruption to the conduct of the Company’s business) during normal business hours to the Company’s books, records, and facilities; (B) reasonable access to the respective management and advisors of the Company for the purposes of evaluating the Company’s finances and operations and participating in the planning process with respect to the Restructuring; (C) prompt access to any information provided to any existing or prospective financing sources (including lenders under any debtor-in-possession and/or exit financing); and (D) prompt and reasonable responses to all reasonable diligence requests;

(vii)    use its commercially reasonable efforts to support and take all actions as are reasonably necessary and appropriate to obtain any and all required regulatory and/or third-party approvals to consummate the Transactions;

(viii)    promptly pay all prepetition and postpetition reasonable and documented fees and expenses of (x) Milbank, Moelis & Company (“Moelis”), and one firm acting as local counsel for Milbank, if any, in each case in accordance with the economic terms of their respective engagement letters with the Company and (y) the indenture trustee under the Senior Notes Indenture (the “Indenture Trustee”), one law firm acting as primary counsel for the Indenture Trustee and one firm acting as local counsel for such primary counsel, if any, in each case in accordance with the Senior Notes Indenture;

(ix)    promptly pay all prepetition and postpetition reasonable and documented out-of-pocket expenses of any Consenting Senior Noteholder incurred in connection with the Restructuring (excluding any individual Consenting Senior Noteholder’s attorneys’ fees or expenses), if any, but not exceeding $200,000 in the aggregate for all Consenting Senior Noteholders;

(x)    not, nor encourage any other person or entity to, take any action which would, or would reasonably be expected to, breach or be inconsistent with this Agreement or delay, impede, appeal, or take any other negative action, directly or indirectly, to interfere with the acceptance, confirmation or consummation of the Plan or implementation of the Restructuring;

(xi)    subject to applicable laws, use commercially reasonable efforts to, consistent with the pursuit and consummation of the Restructuring and the transactions contemplated thereby, preserve intact in all material respects the current business operations of the Company and its subsidiaries;

(xii)    subject to applicable laws, use commercially reasonable efforts to, consistent with the pursuit and consummation of the Restructuring and the transactions contemplated thereby, preserve intact in all material respects the current business operations of the Company and its subsidiaries (other than as consistent with applicable fiduciary duties), keep available the services of its current officers and material employees (in each case, other than voluntary resignations, terminations for cause, or terminations consistent with applicable fiduciary duties) and preserve in all material respects its relationships with customers, sales representatives, suppliers, distributors, and others, including the warehouse lenders, in each case, having material business dealings with the Company (other than terminations for cause or consistent with applicable fiduciary duties);

(xiii)    provide prompt written notice to the Requisite Senior Noteholders between the date hereof and the Effective Date of (A) receipt of any written notice from any third party alleging that the consent of such party is or may be required in connection with the transactions contemplated by the Restructuring, (B) receipt of any written notice from any governmental body in connection with this Agreement or the transactions contemplated by the Restructuring, (C) receipt of any written notice of any proceeding commenced, or, to the actual knowledge of the Company, threatened against the Company, relating to or involving or otherwise affecting in any material respect the transactions contemplated by the Restructuring, and (D) receipt of any notice of termination of the Term Loan RSA; and

(xiv)    unless otherwise agreed by the Company and the applicable firm, on the date that is at least one (1) calendar day prior to the Petition Date, pay to (A) Milbank, (B) one firm acting as local counsel for Milbank, if any, (C) Moelis, (D) counsel to the Indenture Trustee, and (E) one firm acting as local counsel for primary counsel to the Indenture Trustee, if any, in each case, (x) all reasonable and documented fees and expenses accrued but unpaid as of such date, whether or not such fees and expenses are then due, outstanding, or otherwise payable in connection with this matter and (y) and fund or replenish, as the case may be, any retainers reasonably requested by such Milbank, Moelis or Milbank’s local counsel, if any, in each case in accordance with the economic terms of their respective engagement letters with the Company.

(b)    Automatic Stay. The Company acknowledges and agrees and shall not dispute that after the commencement of the Chapter 11 Case, the giving of any notice by any Party pursuant to this Agreement shall not be a violation of the automatic stay of section 362 of the Bankruptcy Code (and the Company hereby waives, to the greatest extent possible, the applicability of the automatic stay to the giving of such notice); provided that nothing herein shall prejudice any Party’s rights to argue that the giving of notice of default or termination was not proper under the terms of this Agreement.

(c)    Negative Covenants. The Company agrees that, for the duration of the Support Period, the Company shall not take any action inconsistent with, or omit to take any action required by the Senior Notes Indenture, except to the extent that any such action or inaction is expressly contemplated or permitted by this Agreement, the Prepackaged Plan, or any of the other Definitive Documents.

(d)    Preservation of Tax Attributes. Prior to the launch of solicitation of the Prepackaged Plan, the Parties shall work together in good faith to attempt to maximize the value of the Company’s tax attributes. Any trading restrictions sought by the Company (or the reorganized Company, as the case may be) shall require a supplement to the Term Sheet on terms and conditions to be agreed upon.

(e)    RSA Premium.

(i)    Subject to Section 4(e)(ii), if the Company has not commenced the Chapter 11 Case by the Outside Petition Date for a reason other than the failure of the Consenting Senior Noteholders to comply in good faith with their obligations under this Agreement, the Company shall pay in cash to each Consenting Senior Noteholder on December 1, 2017, its pro rata share of $21,210,000.00 (the “RSA Premium”); provided that each Consenting Senior Noteholder’s pro rata share of such payment shall be determined by using the proportion of (x) the principal amount of Senior Notes held by such Consenting Senior Noteholder to (y) the aggregate principal amount of all Senior Notes held by all Consenting Senior Noteholders; provided further that, if the RSA Premium is paid (i) each Consenting Senior Noteholder that has indefeasibly been paid its portion of the RSA Premium shall without further action be deemed to have waived irrevocably and for all purposes, including without limitation the Senior Notes and the Indenture and the Prepackaged Plan or any other chapter 11 plan, and to the fullest extent permitted by law, its entitlement to payment of, or a claim for, its pro rata share of the interest payment payable under the Senior Notes Indenture on December 15, 2017 (the “December Interest Payment”), (ii) any amount received by such Consenting Senior Noteholder on account of the December Interest Payment shall be paid to the Company in cash within five (5) business days of its receipt (the “Turnover Payment”), and (iii) such Consenting Senior Noteholder shall take all such further actions and execute and deliver such further agreements, instruments and other documents, as the Company shall reasonably request to fully effectuate the waiver and Turnover Payment required hereby. For the avoidance of doubt, a Consenting Senior Noteholder’s Turnover Payment shall not exceed the pro rata share of the RSA Premium received by that Consenting Senior Noteholder under this provision.

(ii)    A Consenting Senior Noteholder shall not be entitled to any RSA Premium if it has not delivered to the Company its executed signature page to this Agreement prior to the expiration of the solicitation period for the Prepackaged Plan.

5.	Termination of Agreement.

(a)    This Agreement shall terminate upon the receipt of written notice to the other Parties, delivered in accordance with Section 19 hereof, from the Requisite Senior Noteholders or their counsel at any time after and during the continuance of any Noteholder Termination Event (defined below).

(b)    A “Noteholder Termination Event” shall mean any of the following:

(i)    the breach by the Company of (a) any covenant contained in this Agreement (including the failure to comply with the covenant contained in Section 4(c)) or (b) any other obligations of the Company set forth in this Agreement, in each case, in any material respect, and, in either respect, such breach remains uncured for a period of five (5) business days following the Company’s receipt of written notice pursuant to Sections 5(a) and 19 hereto (as applicable);

(ii)    any representation or warranty in this Agreement made by the Company shall have been untrue in any material respect when made or shall have become untrue in any material respect, and such breach remains uncured for a period of five (5) business days following the Company’s receipt of notice pursuant to Sections 5(a) and 19 hereto (as applicable);

(iii)    the Definitive Documents and any amendments, modifications, or supplements thereto filed by the Company include terms that are not materially consistent with the Term Sheet and are not otherwise acceptable to the Requisite Senior Noteholders in all respects, and such event remains unremedied for a period of three (3) business days following the Company’s receipt of notice pursuant to Sections 5(a) and 19 hereto (as applicable);

(iv)    a Definitive Document alters the treatment of the Senior Noteholders specified in the Restructuring Term Sheet and the Requisite Senior Noteholders have not consented to such Definitive Document;

(v)    the issuance by any governmental authority, including any regulatory authority or court of competent jurisdiction, of any ruling, judgment or order enjoining the consummation of or rendering illegal the Prepackaged Plan or the Restructuring, and either (A) such ruling, judgment or order has been issued at the request of or with the acquiescence of the Company, or (B) in all other circumstances, such ruling, judgment or order has not been not stayed, reversed or vacated within fifteen (15) calendar days after such issuance;

(vi)    the Support Effective Date shall not have occurred on or before October 25, 2017;

(vii)    the Company shall not have commenced solicitation of the Prepackaged Plan on or before November 6, 2017;

(viii)    two business days after the voting deadline for the Prepackaged Plan, if Term Lenders holding at least the Requisite Term Lenders Threshold shall not have voted in favor of the Prepackaged Plan;

(ix)    the Petition Date shall not have occurred on or before the Outside Petition Date;

(x)    the Company shall not have filed the Prepackaged Plan, the Disclosure Statement, and motions seeking approval of the Disclosure Statement and the solicitation procedures and setting a confirmation hearing for the Prepackaged Plan within one (1) business day after the Petition Date;

(xi)    the hearings to consider approval of the Disclosure Statement and confirmation of the Prepackaged Plan shall not have commenced on or before the forty-fifth (45th) day after the Petition Date;

(xii)    the Effective Date shall not have occurred on or before the earlier of (A) seventy-five (75) days after the Petition Date or (B) January 31, 2018;

(xiii)    the Bankruptcy Court enters an order that is not stayed (A) directing the appointment of an examiner with expanded powers or a trustee in the Chapter 11 Case, (B) converting the Chapter 11 Case to a case under chapter 7 of the Bankruptcy Code, (C) dismissing the Chapter 11 Case, (D) denying confirmation of the Prepackaged Plan, the effect of which would render the Prepackaged Plan incapable of consummation on the terms set forth herein, or (E) granting relief that is inconsistent with this Agreement or the Prepackaged Plan in any materially adverse respect to the Supporting Noteholders, in each case;

(xiv)    the Confirmation Order is reversed or vacated by a Final Order;

(xv)    any court of competent jurisdiction has entered a final, non-appealable judgment or order declaring this Agreement to be unenforceable;

(xvi)    if either (i) the Company or any person or entity with proper standing files a motion, objection, application or adversary proceeding (or supports or fails to timely object to such a filing) (1) challenging the validity, enforceability, perfection or priority of, or seeking invalidation, avoidance, disallowance, recharacterization or subordination of, the obligations or Claims under the Senior Notes Indenture, (2) challenging the seniority of the obligations or Claims under the Senior Notes Indenture over any obligations or Claims under the Convertible Notes Indenture, or (3) which, if adjudged in favor of the moving party, approved, granted, or sustained by the Bankruptcy Court would impair the treatment of the Senior Notes as set forth in the Term Sheet, or (ii) the Bankruptcy Court (or any court with jurisdiction over the Chapter 11 Cases) enters an order providing relief against the interests of the Senior Noteholders with respect to any of the foregoing causes of action or proceedings, including, but not limited to, invalidating, avoiding, disallowing, recharacterizing, subordinating, or limiting the enforceability of any of the obligations or Claims arising under or related to the Senior Notes Indenture;

(xvii)    the debtor-in-possession financing orders or debtor-in-possession financing contemplated by the Term Sheet is terminated;

(xviii)    the Company (unless the Company is acting at the direction or instruction of the Requisite Senior Noteholders, any of their respective employees, agents, or representatives) files, enters into, votes for, expresses support for, pursues, joins in, or seeks approval of, or supports (or fails to timely object to) another party in filing or seeking approval of, an Alternative Transaction or any form of plan support agreement with respect thereto;

(xix)    the commencement of an involuntary bankruptcy case against the Company under the Bankruptcy Code, if such involuntary case is not dismissed within sixty (60) calendar days after the filing thereof, or if a court order grants the relief sought in such involuntary case;

(xx)    if the Company (A) withdraws the Prepackaged Plan, (B) publicly announces its intention not to support the Restructuring or, the Prepackaged Plan, (C) files a motion with the Bankruptcy Court seeking the approval of an Alternative Transaction, or (D) agrees to pursue (including, for the avoidance of doubt, as may be evidenced by a term sheet, letter of intent, or similar document) or publicly announces its intent to pursue an Alternative Transaction;

(xxi)    if, at any time, (x) the Company terminates the Term Loan RSA or (y) the aggregate Term Loan Claims held by the Consenting Term Lenders that are bound by the Term Loan RSA are less than the Requisite Term Lenders Threshold (each of clauses (x) and (y), a “Term Loan RSA Termination”); provided, that the Company shall promptly notify Milbank of the occurrence of any Term Loan RSA Termination (and in any event shall notify Milbank no later than one (1) Business Day after such occurrence); or

(xxii)    the occurrence of a Material Adverse Effect;

(xxiii)    the Company amends, modifies, restates or supplements the Term Loan RSA in a manner that is materially adverse to and not acceptable to the Requisite Senior Noteholders or the term sheet attached as Exhibit A to the Term Loan RSA is modified without the consent of the Requisite Senior Noteholders;

(xxiv)    the Company enters into a Convertible Notes RSA that is inconsistent with the Term Sheet or that includes terms more favorable for the Convertible Noteholders than the terms set forth in this Agreement;

(xxv)    the Bankruptcy Court enters an order modifying or terminating the Company’s exclusive right to file and/or solicit acceptances of a plan of reorganization (including the Prepackaged Plan);

(xxvi)    the terms and conditions of the DIP/Exit Facility (including, but not limited to, any Definitive Documents memorializing the DIP/Exit Facility) are not acceptable in all material respects to the Requisite Senior Noteholders;

(xxvii)     the Company or any other Credit Party (as defined in the Credit Agreement) makes, or causes to be made, any payment of principal or interest on any indebtedness constituting Term Loans (other than any payments provided for in the Term Sheet or the Financing Orders or any mandatory prepayments under the Credit Agreement) or Convertible Notes; or

(xxviii)     the Company fails to timely pay the RSA Premium in accordance with the terms set forth in Section 4(e) of this Agreement.

(c)    A “Company Termination Event” shall mean any of the following:

(i)    the breach in any material respect by one or more of the Consenting Senior Noteholders, of any of the undertakings, representations, warranties, or covenants of the Consenting Senior Noteholders set forth herein in any material respect which remains uncured for a period of five (5) business days after the receipt of written notice of such breach pursuant to Section 5(a) and 19 hereof (as applicable), but only if the non-breaching Consenting Senior Noteholders own less than 66 2/3% of the Claims under the Senior Notes Indenture;

(ii)    the board of directors of the Company or its subsidiaries reasonably determines in good faith based upon the advice of outside counsel that continued performance under this Agreement would be inconsistent with the exercise of its fiduciary duties under applicable law; provided, that the Company shall provide notice of such determination to Milbank via email within one (1) business day after the date thereof;

(iii)    the Company shall not have obtained votes accepting the Prepackaged Plan from holders of the (x) Senior Notes and (y) Term Loans, in each case, sufficient to satisfy the conditions for acceptance set forth in section 1126(c) of the Bankruptcy Code on or before the voting deadline set forth in the solicitation materials distributed in connection with the Prepackaged Plan;

(iv)    the Support Effective Date shall not have occurred on or before October 25, 2017;

(v)    if the Effective Date shall not have occurred on or before the earlier of (A) seventy-five (75) days after the Petition Date or (B) January 31, 2018;

(vi)    if a Term Loan RSA Termination occurs; provided, that the Company shall promptly notify Milbank of the occurrence of any Term Loan RSA Termination (and in any event shall notify Milbank no later than one (1) Business Day after such occurrence);

(vii)    the term sheet attached as Exhibit A to the Term Loan RSA is modified without the consent of the Requisite Senior Noteholders; or

(viii)    the issuance by any governmental authority, including any regulatory authority or court of competent jurisdiction, of any ruling, judgment or order enjoining the consummation of or rendering illegal the Prepackaged Plan or the Restructuring, and such ruling, judgment or order has not been not stayed, reversed or vacated within fifteen (15) calendar days after such issuance.

(d)    Mutual Termination. This Agreement may be terminated by mutual agreement of the Company and the Requisite Senior Noteholders upon the receipt of written notice delivered in accordance with Section 19 hereof.

(e)    Automatic Termination. This Agreement shall terminate automatically, without any further action required by any Party, upon the occurrence of the Effective Date.

(f)    Effect of Termination. Upon the termination of this Agreement in accordance with this Section 5 (other than pursuant to Section 5(e)) if the Restructuring has not been consummated, and except as provided in Section 13 hereof, this Agreement shall forthwith become void and of no further force or effect and each Party shall, except as provided otherwise in this Agreement, be immediately released from its liabilities, obligations, commitments, undertakings and agreements under or related to this Agreement and shall have all the rights and remedies that it would have had and shall be entitled to take all actions, whether with respect to the Restructuring or otherwise, that it would have been entitled to take had it not entered into this Agreement, including all rights and remedies available to it under applicable law, the Senior Notes Indenture and any ancillary documents or agreements thereto; provided, however, that in no event shall any such termination relieve a Party from liability for its breach or non-performance of its obligations hereunder prior to the date of such termination. Upon any such termination of this Agreement, each vote or any consents given by any Consenting Senior Noteholder prior to such termination shall be deemed, for all purposes, to be null and void ab initio and shall not be considered or otherwise used in any manner by the Parties in connection with the Restructuring and this Agreement, in each case, without further confirmation or other action by such Consenting Senior Noteholder. If this Agreement has been validly terminated as to any Consenting Senior Noteholder in accordance with Section 5 hereto (other than pursuant to Section 5(e)) at a time when permission of the Bankruptcy Court shall be required for a Consenting Senior Noteholder to change or withdraw (or cause to change or withdraw) its vote to accept the Prepackaged Plan, the Company shall support and not oppose any attempt by such Consenting Senior Noteholder to change or withdraw (or cause to change or withdraw) such vote at such time. The Consenting Senior Noteholder shall have no liability to the Company or to each other in respect of any termination of this Agreement in accordance with the terms of this Section 5 and Section 19 hereof.

(g)    If the Restructuring has not been consummated prior to the date of termination of this Agreement, nothing herein shall be construed as a waiver by any Party of any or all of such Party’s rights and the Parties expressly reserve any and all of their respective rights. Pursuant to Federal Rule of Evidence 408 and any other applicable rules of evidence, this Agreement and all negotiations relating hereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce its terms.

6.	Definitive Documents; Good Faith Cooperation; Further Assurances.

Subject to the terms and conditions described herein, during the Support Period, each Party, severally and not jointly, hereby covenants and agrees to reasonably cooperate with each other in good faith in connection with, and shall exercise commercially reasonable efforts with respect to the pursuit, approval, implementation, and consummation of the Prepackaged Plan and the Restructuring, as well as the negotiation, drafting, execution (to the extent such Party is a party thereto), and delivery of the Definitive Documents. Furthermore, subject to the terms and conditions hereof, each of the Parties shall take such action as may be reasonably necessary or reasonably requested by the other Parties to carry out the purposes and intent of this Agreement, including making and filing any required regulatory filings and voting any claims against or securities of the Company in favor of the Restructuring, and shall refrain from taking any action that would frustrate the purposes and intent of this Agreement; provided that no Consenting Senior Noteholder shall be required to incur any material cost, expense, or liability in connection therewith.

7.	Representations and Warranties.

(a)    Each Party, severally and not jointly, represents and warrants to the other Parties that the following statements are true, correct and complete as of the date hereof (or as of the date a Consenting Senior Noteholder becomes a party hereto):

(i)    such Party is validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, and has all requisite corporate, partnership, limited liability company or similar authority to enter into this Agreement and carry out the transactions contemplated hereby and perform its obligations contemplated hereunder; and the execution and delivery of this Agreement and the performance of such Party’s obligations hereunder have been duly authorized by all necessary corporate, limited liability company, partnership or other similar action on its part;

(ii)    the execution, delivery and performance by such Party of this Agreement does not and will not (A) violate any material provision of law, rule or regulation applicable to it or any of its subsidiaries or its charter or bylaws (or other similar governing documents) or those of any of its subsidiaries, or (B) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it or any of its subsidiaries is a party;

(iii)    the execution, delivery and performance by such Party of this Agreement does not and will not require any material registration or filing with, consent or approval of, or notice to, or other action, with or by, any federal, state or governmental authority or regulatory body, except such filings as may be necessary and/or required by the SEC; and

(iv)    this Agreement is the legally valid and binding obligation of such Party, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability or a ruling of the Bankruptcy Court.

(b)    Each Consenting Senior Noteholder severally (and not jointly), represents and warrants to the Company that, as of the date hereof (or as of the date such Consenting Senior Noteholder becomes a party hereto), such Consenting Senior Noteholder (i) is the beneficial owner of the aggregate principal amount of Senior Notes set forth below its name on the signature page hereof (or below its name on the signature page of a Joinder Agreement for any Consenting Senior Noteholder that becomes a party hereto after the date hereof) and does not beneficially own any other Senior Notes, and/or (ii) has, with respect to the beneficial owners of such Senior Notes, (A) sole investment or voting discretion with respect to such Senior Notes, (B) full power and authority to vote on and consent to matters concerning such Senior Notes or to exchange, assign and transfer such Senior Notes, and (C) full power and authority to bind or act on the behalf of, such beneficial owners.

(c)    Each Consenting Senior Noteholder severally (and not jointly) makes the representations and warranties set forth in Section 21(c) hereof, in each case, to the other Parties.

8.	Disclosure; Publicity.

(a)    Subject to the provisions set forth in Section 8(b) hereof, the Company shall disseminate a Current Report on Form 8-K or a press release disclosing the existence of this Agreement and the terms hereof and of the Term Sheet (including any schedules and exhibits thereto that are filed with the Bankruptcy Court on the Petition Date) with such redactions as may be reasonably requested by Milbank to maintain the confidentiality of the items identified in Section 8(b) hereof, except as otherwise required by law. In the event that the Company fails to make the foregoing disclosures in compliance with the terms specified herein, any such Consenting Senior Noteholder may publicly disclose the foregoing, including, without limitation, this Agreement and all of its exhibits and schedules (subject to the redactions called for by Section 8 hereof), and the Company hereby waives any claims against the Consenting Senior Noteholders arising as a result of such disclosure by a Consenting Senior Noteholder in compliance with this Agreement.

(b)    The Company shall submit drafts to Milbank of any press releases, public documents and any and all filings with the SEC that constitute disclosure of the existence or terms of this Agreement, any amendment to the terms of this Agreement, or any other matter relating to the Senior Notes at least three (3) business days prior to (or otherwise as reasonably practicable in advance of) making any such disclosure, and any such press releases, public documents, and other SEC filings shall be reasonably acceptable in all material respects to the Requisite Senior Noteholders. Except as required by applicable law or otherwise permitted under the terms of any other agreement between the Company and any Consenting Senior Noteholder, no Party or its advisors shall disclose to any person (including, for the avoidance of doubt, any other Consenting Senior Noteholder), other than advisors to the Company, the principal amount of the Senior Notes held by the Consenting Senior Noteholder, without such Consenting Senior Noteholder’s prior written consent; provided, however, that (i) if such disclosure is required by law, subpoena, or other legal process or regulation, the disclosing Party shall afford the relevant Consenting Senior Noteholder a reasonable opportunity to review and comment in advance of such disclosure and shall take all reasonable measures to limit such disclosure (the expense of which, if any, shall be borne by the relevant Consenting Senior Noteholder) and (ii) the foregoing shall not prohibit the disclosure of the aggregate percentage or aggregate outstanding principal amount of the Senior Notes held by all the Consenting Senior Noteholders collectively. Notwithstanding the provisions in this Section 8, any Party may disclose, to the extent consented to in writing by a Consenting Senior Noteholder, such Consenting Senior Noteholder’s individual holdings.

9.	Amendments and Waivers.

This Agreement, including any exhibits or schedules hereto, may not be waived, modified, amended or supplemented except with the written consent of the Company and the Requisite Senior Noteholders; provided, however, that any waiver, modification, amendment or supplement to this Section 9 shall require the written consent of all of the Parties; provided, further, that any modification, amendment or change to the definition of Requisite Senior Noteholders shall require the written consent of each Consenting Senior Noteholder; provided, further, that any change, modification or amendment to this Agreement, the Term Sheet or the Prepackaged Plan that treats or affects any Consenting Senior Noteholder in a manner that is materially adverse to such Consenting Senior Noteholder shall require the written consent of such Consenting Senior Noteholder; provided, further, that if any change, modification or amendment to this Agreement, the Term Sheet or the Prepackaged Plan does not have a materially adverse effect on such Consenting Senior Noteholder, the consent of such Consenting Senior Noteholder shall not be required. In the event that an adversely affected Consenting Senior Noteholder (“Non-Consenting Senior Noteholder”) does not consent to a waiver, change, modification or amendment to this Agreement requiring the consent of each Consenting Senior Noteholder, but such waiver, change, modification or amendment receives the consent of Consenting Senior Noteholders owning at least 66 2/3% of the aggregate outstanding principal amount of the Senior Notes, this Agreement shall be deemed to have been terminated only as to such Non-Consenting Senior Noteholder, but this Agreement shall continue in full force and effect in respect to all other Consenting Senior Noteholders who have so consented, in a way consistent with (or otherwise reasonably acceptable to the Requisite Senior Noteholders) this Agreement and the Term Sheet as waived, changed, modified, or amended, as applicable.

10.	Effectiveness.

This Agreement shall become effective and binding on the Parties on the Support Effective Date, and not before such date; provided that signature pages executed by Consenting Senior Noteholders shall be delivered to (a) the other Consenting Senior Noteholders in a redacted form that removes such Consenting Senior Noteholders’ holdings of the Senior Notes or any other Claims against or interests in the Company and any schedules to such Consenting Senior Noteholders’ holdings (if applicable) and (b) the Company, Weil, and Milbank in an unredacted form and to be kept confidential by the Company, Weil and Milbank).

11.	Governing Law; Jurisdiction; Waiver of Jury Trial.

(a)    This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, without giving effect to the conflict of laws principles thereof.

(b)    Each of the Parties irrevocably agrees that any legal action, suit or proceeding arising out of or relating to this Agreement brought by any party or its successors or assigns shall be brought and determined in any federal or state court in the State of New York, and each of the Parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such proceeding arising out of or relating to this Agreement or the Restructuring Transactions. Each of the Parties agrees not to commence any proceeding relating hereto or thereto except in the courts described above in New York, other than proceedings in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in New York as described herein. Each of the Parties further agrees that notice as provided herein shall constitute sufficient service of process and the Parties further waive any argument that such service is insufficient. Each of the Parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any proceeding arising out of or relating to this Agreement or the Restructuring Transactions, (i) any claim that it is not personally subject to the jurisdiction of the courts in New York as described herein for any reason, (ii) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) that (A) the proceeding in any such court is brought in an inconvenient forum, (B) the venue of such proceeding is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Notwithstanding the foregoing, during the pendency of the Chapter 11 Case, all proceedings contemplated by this Section 11(b) shall be brought in the Bankruptcy Court.

(c)    EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

12.	Specific Performance/Remedies.

It is understood and agreed by the Parties that money damages would not be a sufficient remedy for any breach of this Agreement by any Party and each non-breaching Party shall be entitled to specific performance and injunctive or other equitable relief (including attorneys’ fees and costs) as a remedy of any such breach, without the necessity of proving the inadequacy of money damages as a remedy, including an order of the Bankruptcy Court requiring any Party to comply promptly with any of its obligations hereunder.

13.	Survival.

Notwithstanding the termination of this Agreement pursuant to Section 5 hereof, the agreements and obligations of the Parties in this Section 13, and Sections 5(d), 8, 10, 11, 12, 14, 15, 16, 17, 18, 19, 20, and 21 hereof (and any defined terms used in any such Sections) shall survive such termination and shall continue in full force and effect in accordance with the terms hereof; provided, however, that any liability of a Party for failure to comply with the terms of this Agreement shall survive such termination.

14.	Headings.

The headings of the sections, paragraphs and subsections of this Agreement are inserted for convenience only and shall not affect the interpretation hereof or, for any purpose, be deemed a part of this Agreement.

15.	Successors and Assigns; Severability; Several Obligations.

This Agreement is intended to bind and inure to the benefit of the Parties and their respective successors, permitted assigns, heirs, executors, administrators and representatives; provided, however, that nothing contained in this Section 15 shall be deemed to permit Transfers of the Senior Notes or claims arising under the Senior Notes other than in accordance with the express terms of this Agreement. If any provision of this Agreement, or the application of any such provision to any Person or circumstance, shall be held invalid or unenforceable in whole or in part, such invalidity or unenforceability shall attach only to such provision or part thereof and the remaining part of such provision hereof and this Agreement shall continue in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon any such determination of invalidity, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a reasonably acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible. The agreements, representations and obligations of the Parties are, in all respects, ratable and several and neither joint nor joint and several.

16.	No Third-Party Beneficiaries.

Unless expressly stated herein, this Agreement shall be solely for the benefit of the Parties (and their respective successors, permitted assigns, heirs, executors, administrators and representatives) and no other Person shall be a third-party beneficiary hereof.

17.	Prior Negotiations; Entire Agreement.

This Agreement, including the exhibits and schedules hereto (including the Term Sheet) constitutes the entire agreement of the Parties, and supersedes all other prior negotiations, with respect to the subject matter hereof and thereof, except that the Parties acknowledge that any confidentiality agreements (if any) heretofore executed between the Company and each Consenting Senior Noteholder shall continue in full force and effect.

18.	Counterparts.

This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same agreement. Execution copies of this Agreement may be delivered by facsimile or by electronic mail in portable document format (pdf), which shall be deemed to be an original for the purposes of this paragraph.

19.	Notices.

All notices hereunder shall be deemed given if in writing and delivered, if contemporaneously sent by electronic mail, facsimile, courier or by registered or certified mail (return receipt requested) to the following addresses and facsimile numbers:

(1)    If to the Company, to:

Walter Investment Management Corp.

3000 Bayport Drive, Suite 1100

Tampa, FL 33607

Attn: John Haas, General Counsel, Chief Legal Counsel and Secretary

Email: JHaas@walterinvestment.com

With a copy to (which shall not constitute notice):

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153

Attn: Ray C. Schrock, P.C.

Email: Ray.Schrock@weil.com

Attn: Joseph H. Smolinsky, Esq.

Email: Joseph.Smolinsky@weil.com

Attn: Sunny Singh, Esq.

Email: Sunny.Singh@weil.com

(2)    If to a Consenting Senior Noteholder, or a transferee thereof, to the addresses or facsimile numbers set forth below following the Consenting Senior Noteholder’s signature (or as directed by any transferee thereof), as the case may be, with copies to:

Milbank, Tweed, Hadley & McCloy LLP

28 Liberty Street

New York, NY 10005

Attn:     Dennis F. Dunne

Email:   ddunne@milbank.com

and

Milbank, Tweed, Hadley & McCloy LLP

2029 Century Park East, 33rd Floor

Los Angeles, CA 90067

Attn:      Gregory A. Bray, Esq.

              Haig M. Maghakian, Esq.

Email:    gbray@milbank.com

               hmaghakian@milbank.com

Any notice given by delivery, mail or courier shall be effective when received. Any notice given by facsimile or electronic mail shall be effective upon oral, machine or electronic mail (as applicable) confirmation of transmission.

20.	Creditors’ Committee.

Notwithstanding anything herein to the contrary, if any Consenting Senior Noteholder is appointed to and serves on an official committee of unsecured creditors in the Chapter 11 Case, the terms of this Agreement shall not be construed so as to (i) limit such Consenting Senior Noteholder’s exercise of its fiduciary duties to any person arising from its service on such committee, and any such exercise of such fiduciary duties shall not be deemed to constitute a breach of the terms of this Agreement or (ii) require such Consenting Senior Noteholder to take any action, or to refrain from taking any action, in such person’s capacity as a statutory committee member. All Parties agree they shall not oppose the participation of any of the Consenting Senior Noteholders on any official committee of unsecured creditors formed in the Chapter 11 Case; provided that nothing in this Agreement shall be construed as requiring any Consenting Senior Noteholder to serve on any statutory committee in the Chapter 11 Case.

21.	Reservation of Rights; No Admission.

(a)    Nothing contained herein shall (i) limit (A) the ability of any Party to consult with other Parties, or (B) the rights of any Party under any applicable bankruptcy, insolvency, foreclosure, or similar proceeding, including the right to appear as a party in interest in any matter to be adjudicated in order to be heard concerning any matter arising in the Chapter 11 Case in each case, so long as such consultation or appearance is consistent with such Party’s obligations hereunder, or under the terms of the Prepackaged Plan; (ii) limit the ability of any Consenting Senior Noteholder to sell or enter into any transactions in connection with the Claims under the Senior Notes Indenture, or any other claims against or interests in the Company, subject to the terms of Section 3(b) hereof; (iii) limit the rights of any Consenting

Senior Noteholder under the Senior Notes Indenture or any agreements executed in connection with the Senior Notes Indenture; or (iv) constitute a waiver or amendment of any provision of the Senior Notes Indenture or any agreements executed in connection with the Senior Notes Indenture.

(b)    Except as expressly provided in this Agreement, nothing herein is intended to, or does, in any manner waive, limit, impair, or restrict the ability of each of the Parties to protect and preserve its rights, remedies, and interests, including its claims against any of the other Parties (or their respective affiliates or subsidiaries) or its full participation in any bankruptcy case filed by the Company or any of its affiliates and subsidiaries. This Agreement, the Term Sheet, and the Prepackaged Plan are part of a proposed settlement of matters that could otherwise be the subject of litigation among the Parties. Pursuant to Rule 408 of the Federal Rule of Evidence, any applicable state rules of evidence, and any other applicable law, foreign or domestic, this Agreement and all negotiations relating thereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce its terms. This Agreement shall in no event be construed as or be deemed to be evidence of an admission or concession on the part of any Party of any claim or fault or liability or damages whatsoever. Each of the Parties denies any and all wrongdoing or liability of any kind and does not concede any infirmity in the claims or defenses which it has asserted or could assert.

22.	Relationship among Consenting Senior Noteholders.

(a)    It is understood and agreed that no Consenting Senior Noteholder has any duty of trust or confidence in any kind or form with any other Consenting Senior Noteholder, and, except as expressly provided in this Agreement, there are no commitments among or between them. In this regard, it is understood and agreed that any Consenting Senior Noteholder may trade in the Claims under the Senior Notes Indenture or other debt of the Company without the consent of the Company or any other Consenting Senior Noteholder, subject to applicable securities laws, the terms of this Agreement, and any confidentiality agreement entered into with the Company; provided that no Consenting Senior Noteholder shall have any responsibility for any such trading to any other person or entity by virtue of this Agreement. No prior history, pattern, or practice of sharing confidences among or between the Consenting Senior Noteholder shall in any way affect or negate this understanding and agreement.

23.	No Solicitation; Representation by Counsel; Adequate Information.

(a)    This Agreement is not and shall not be deemed to be a solicitation for votes in favor of the Prepackaged Plan in the Chapter 11 Case by the Senior Noteholders or a solicitation to tender or exchange any of the Senior Notes. The acceptances of the Consenting Senior Noteholders with respect to the Prepackaged Plan will not be solicited until the Consenting Senior Noteholders have received the Disclosure Statement and related ballots and solicitation materials, each as approved or ratified by the Bankruptcy Court.

(b)    Each Party acknowledges that it has had an opportunity to receive information from the Company and that it has been represented by counsel in connection with this Agreement and the transactions contemplated hereby. Accordingly, any rule of law or any legal decision that would provide any Party with a defense to the enforcement of the terms of this Agreement against such Party based upon lack of legal counsel shall have no application and is expressly waived.

(c)    Although none of the Parties intends that this Agreement should constitute, and they each believe it does not constitute, a solicitation or acceptance of a chapter 11 plan of reorganization or an offering of securities, each Consenting Senior Noteholder acknowledges, agrees and represents to the other Parties that it (i) is a “qualified institutional buyer” as such term is defined in Rule 144A of the Securities Act or a non-US person participating in the offering outside the United States in reliance on Regulation S under the Securities Act, (ii) is an accredited investor (as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act), (iii) understands that the securities to be acquired by it (if any) pursuant to the Restructuring Transactions have not been registered under the Securities Act and that such securities are, to the extent not acquired pursuant to section 1145 of the Bankruptcy Code, being offered and sold pursuant to an exemption from registration contained in the Securities Act, based in part upon such Consenting Senior Noteholder’s representations contained in this Agreement and cannot be sold unless subsequently registered under the Securities Act or an exemption from registration is available and (iv) has such knowledge and experience in financial and business matters that such Consenting Senior Noteholder is capable of evaluating the merits and risks of the securities to be acquired by it (if any) pursuant to the Restructuring Transactions and understands and is able to bear any economic risks with such investment.

24. Conflicts between RSAs. If (i) a Consenting Senior. Noteholder also is a party to the Term Loan RSA and (ii) this Agreement and the Term Loan RSA create a conflict as to any covenants or obligations required of such Consenting Senior Noteholder, then the covenants or obligations of such Consenting Senior Noteholder as to its Senior Notes claims shall be governed by this Agreement and the covenants or obligations of such Consenting Senior Noteholder as to its Term Loan claims shall governed by the Term Loan RSA.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective duly authorized officers, solely in their respective capacity as officers of the undersigned and not in any other capacity, as of the date first set forth above.

WALTER INVESTMENT MANAGEMENT CORP.

WALTER INVESTMENT MANAGEMENT CORP.

By:	/s/ Anthony N. Renzi
Name: Anthony N. Renzi
Title: Chief Executive Officer

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

CONSENTING SENIOR NOTEHOLDERS

Canyon Capital Advisors LLC, on behalf of its participating funds and managed accounts

By:	/S/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

STS Master Fund, Ltd.

By	/S/ Brad Craig
Name:	Brad Craig
Title:	Director

Lion Point Master, LP

By:	/S/ James Murphy
Name:	James Murphy
Title:	COO / CFO

Oaktree High Yield Fund II, L.P.

By:	Oaktree Fund GP II, L.P.
Its:	General Partner

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Authorized Signatory

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Authorized Signatory

Oaktree Global High Yield Bond Fund, L.P.

By:	Oaktree Global High Yield Bond Fund, L.P.
Its:	General Partner

By:	Oaktree Fund GP IIA, LLC
Its:	General Partner

By:	Oaktree Fund GP II, L.P.
Its:	General Partner

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Authorized Signatory

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Authorized Signatory

[Signature Page to Restructuring Support Agreement]

OCM High Yield Trust

By:	Oaktree Capital Management, L.P.
Its:	Investment Manger

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

Oaktree High Yield Bond Fund, L.P.

By:	Oaktree High Yield Bond Fund GP, L.P.
Its:	General Partner

By:	Oaktree Fund GP IIA, LLC
Its:	General Partner

By:	Oaktree Fund GP II, L.P.
Its:	General Partner

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Authorized Signatory

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Authorized Signatory

[Signature Page to Restructuring Support Agreement]

Oaktree (Lux.) Funds – Oaktree North American High Yield Bond Fund

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

Stichting Bedrijfstakpensioenfonds voor het Beroepsvervoer over de Weg

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

Universal-HP III

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

[Signature Page to Restructuring Support Agreement]

FCA US LLC Master Retirement Trust

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

Employees’ Retirement Fund of the City of Dallas

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

Los Angeles County Employees Retirement Association

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

[Signature Page to Restructuring Support Agreement]

CSAA Insurance Exchange

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

Iowa Public Employees’ Retirement System

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

Retirement Annuity Plan for Employees of the Army and Air Force Exchange Service

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

[Signature Page to Restructuring Support Agreement]

Trust for Retiree Medical, Dental and Life Insurance Plan for Employees of the Army and Air Force Exchange Service

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

International Paper Company Commingled Investment Group Trust

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

San Francisco City and County Employees’ Retirement System

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

[Signature Page to Restructuring Support Agreement]

PG&E Corporation Retirement Master Trust

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

Pacific Gas and Electric Company Postretirement Medical Plan Trust Non-Management Employees and Retirees

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

Wespath Funds Trust

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

[Signature Page to Restructuring Support Agreement]

Automobile Club of Southern California

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

Interinsurance Exchange of the Automobile Club

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

Club Pension Plan Trust

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director\

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

[Signature Page to Restructuring Support Agreement]

Texas County & District Retirement System

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

State Teachers Retirement System of Ohio

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

TMCT II, LLC

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

[Signature Page to Restructuring Support Agreement]

Arch Reinsurance Ltd.

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

Central States, Southeast and Southwest Areas Pension Fund

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

Virginia Retirement System

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

[Signature Page to Restructuring Support Agreement]

Dow Retirement Group Trust

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

Sears Holdings Pension Trust

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

Barclays Multi-Manager Fund PLC

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

[Signature Page to Restructuring Support Agreement]

Automobile Club Inter-Insurance Exchange

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

Oaktree (Lux.) Funds – Oaktree Global High Yield Bond Fund

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

Exelon Corporation Pension Master Retirement Trust

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

[Signature Page to Restructuring Support Agreement]

Teachers’ Retirement System of the City of New York

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

New York City Police Pension Fund

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

New York City Employees’ Retirement System

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

[Signature Page to Restructuring Support Agreement]

River North/Oaktree High Income Fund

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

Monsanto Company Master Pension Trust

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

VantageTrust III Master Collective Investment Funds Trust – VT III Vantagepoint High Yield Fund

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

[Signature Page to Restructuring Support Agreement]

Oaktree Funds – Oaktree High Yield Bond Fund

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

Indiana Public Retirement System

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

Central States, Southeast and Southwest Areas Health and Welfare Fund

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

[Signature Page to Restructuring Support Agreement]

The Salvation Army, An Illinois Corporation

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

Multi Manager Access II

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

White Fleet II – OCM Global High Yield Responsible Fund

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

[Signature Page to Restructuring Support Agreement]

Colony Insurance Company

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

Alaska Permanent Fund Corporation

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

General Organization for Social Insurance

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

[Signature Page to Restructuring Support Agreement]

San Diego County Employees’ Retirement Association

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/S/ Alap Shah
Name:	Alap Shah
Title:	Managing Director

By:	/S/ Alan Adler
Name:	Alan Adler
Title:	Managing Director

Omega Advisors, Inc., not in its individual corporate capacity but solely in its representative capacity as Investment Manager for and on behalf of its affiliated funds and managed accounts

By:	/S/ Edward Levy
Name:	Edward Levy
Title:	Chief Financial Officer

CQS Aiguille du Chardonnet MF S.C.A. SICAV-SIF

By:	/S/ Paul Massey
Name:	Paul Massey
Title:

CQS ABS Master Fund Limited

By:	/S/ Paul Massey
Name:	Paul Massey
Title:

Gracechurch Opportunities Fund Limited

By:	/S/ Paul Massey
Name:	Paul Massey
Title:

[Signature Page to Restructuring Support Agreement]

EXHIBIT A

Restructuring Term Sheet

See Exhibit A to Exhibit 10.1 to this Form 8-K

EXHIBIT B

Direction

Instructions:

Please complete the form below as needed to indicate the action desired for owned issues.

All submissions must be on the participant’s letterhead and must have that participant’s medallion stamp.

You must submit completed forms via the WINS application. A user guide to the process can be found here: http://www.dtcc.com/~/media/Files/Downloads/Settlement-Asset-Services/Issuer%20Services/WINS-User-Guide-Demand-and-Dissents.pdf

For questions or additional forms, send requests via electronic mail to:

demandanddissent@dtcc.com

CONSENT OF NOTEHOLDER

TO DIRECTION LETTER

Date: [●], 2017

The Depository Trust Company

Proxy Department

55 Water Street-25th Floor

New York, NY 10041

Attention: Demand and Dissent

Re:	Walter Investment Management Corp. 7.875% Senior Notes due 2021 – Rule 144A Note CUSIP / ISIN: 93317W AB8 / US93317WAB81; Regulation S Note CUSIP / ISIN: U9312T AA5 / USU9312TAA52; Unrestricted CUSIP / ISIN: 93317W AC6 / US93317WAC64

[Insert DTC Participant Name & Account Number]

Dear Partner:

Please cause your nominee, Cede & Co., to sign one copy of the attached letter (the “Consent Letter”) in order to enable our customer to exercise its right to consent with respect to $[●] principal amount of the above-referenced securities credited to our DTC Participant account on the date hereof.

In addition to acknowledging that this request is subject to the indemnification provided for in DTC Rule 6, the undersigned hereby certifies to DTC and Cede & Co, that the information and facts set forth in the Consent Letter are true and correct, including the following:

1.	The aggregate principal amount of the securities credited to our DTC Participant account that are beneficially owned by our customer, and

2.	There have been no prior requests to DTC or Cede & Co, for execution of a letter similar to the attached Consent Letter with respect to the principal amount of securities referred to therein.

The undersigned understands that letters similar to the attached Consent Letter are being forwarded by other beneficial owners of the above-referenced securities whose holdings, together with the principal amount referred to above, constitute a majority of the principal amount of the above-referenced securities now outstanding.

Please make the Consent Letter available for pick-up by Federal Express (Account [●]) to [●]1.

Very truly yours,
[INSERT NAME OF DTC PARTICIPANT]

By:
Name:
Title:

Medallion Stamp

[1]	To include Milbank contact details.

CONSENT OF NOTEHOLDER

Date: October [●], 2017

Walter Investment Management Corp.

1100 Virginia Drive, Suite 100

Fort Washington, PA 19034

Attn: John J. Haas, General Counsel, Chief Legal Officer and Secretary

Wilmington Savings Fund Society, FSB

WSFS Bank Center

500 Delaware Avenue

Wilmington, Delaware 19801

RE: Walter Investment Management Corp. 7.875% Senior Notes due 2021 (the “Notes”) Rule 144A Note CUSIP / ISIN: 93317W AB8 / US93317WAB81; Regulation S Note CUSIP / ISIN: U9312T AA5 / USU9312TAA52; Unrestricted CUSIP / ISIN: 93317W AC6 / US93317WAC64

Reference is made to the Indenture dated as of December 17, 2013 (as amended, supplemented, restated or otherwise modified from time to time, the “Indenture”) by and among Walter Investment Management Corp., a Maryland corporation (the “Company”), the guarantors party thereto and Wilmington Savings Fund Society, FSB, as successor trustee (the “Trustee”), relating to the Notes. Capitalized terms used herein and are not otherwise defined herein have the meanings assigned to them in the Indenture.

At the request of Participant on behalf of the undersigned Beneficial Owner (as defined below) of the Notes, Cede & Co., as the registered Holder of the Notes, hereby consents to the direction to the Trustee (the “Direction”), attached hereto as Annex A, instructing the Trustee not to take any action or exercise any remedy with respect to the Indenture, the Notes or the Note Guarantees as and to the extent provided for therein.

This letter should be read in conjunction with similar letters which the undersigned understands are being forwarded by other Beneficial Owners of the Notes whose holdings, together with the principal amount of the Notes specified below, constitute a majority of the principal amount of the Notes now outstanding. Accordingly, for the purposes of Sections 6.05 and 6.14 of the Indenture, the undersigned, together with the other Beneficial Owners of the Notes, which together hold in aggregate in excess of 50% of the principal amount of the Notes outstanding, will have delivered the Direction.

While Cede & Co., is furnishing this consent letter as the registered Holder of the Notes, it does so at the request of the Participant and only as a nominal party for the true parties in interest, [●] (the “Beneficial Owners”). Cede & Co. has no interest in this matter other than to take those steps which are necessary to ensure that the Beneficial Owners are not denied their rights to consent to the Amendments as the beneficial owner of the Notes, and Cede & Co. assumes no further responsibility in this matter.

Very truly yours,

Cede & Co.

By:
Name:
Date:

Annex A

[Direction]

TRUSTEE DIRECTION

Wilmington Savings Fund Society, FSB

WSFS Bank Center

500 Delaware Avenue

Wilmington, Delaware 19801

Re:    Walter Investment Management Corp. 7.875% Senior Notes due 2021 (the “Notes”) Rule 144A Note CUSIP / ISIN: 93317W AB8 / US93317WAB81; Regulation S Note CUSIP / ISIN: U9312T AA5 / USU9312TAA52; Unrestricted CUSIP / ISIN: 93317W AC6 / US93317WAC64

Reference is made to the Indenture dated as of December 17, 2013 (as amended, supplemented, restated or otherwise modified from time to time, the “Indenture”), by and among Walter Investment Management Corp., a Maryland corporation (the “Company”), the guarantors party thereto and Wilmington Savings Fund Society, FSB, as successor trustee (the “Trustee”), relating to the Notes.

Capitalized terms used herein and are not otherwise defined herein have the meanings assigned to them in the Indenture.

Pursuant to Section 6.05 of the Indenture, you are hereby directed, as Trustee for the Notes, not to take any action, conduct any proceeding or exercise any remedy with respect to the Indenture, the Notes or the Note Guarantees from and after the date hereof through the date that is two (2) business days after the date on which the Restructuring Support Agreement, dated as of October 20, 2017, by and among the beneficial holders, or investment advisers or managers for the account of beneficial holders of the Notes signatory thereto and with the Company, as the same may be amended, extended, renewed or replaced in accordance with the terms thereof, is terminated in accordance with the terms thereof. This direction is also a direction for purposes of Section 6.14 of the Indenture.

EXECUTION BY BENEFICIAL OWNER

The undersigned Beneficial Owner of the Notes set forth below hereby instructs the Custodian of the Notes held on behalf of the Beneficial Owner to execute this consent letter.

Name of Beneficial Owner:

(Print Name of Authorized Signature):

Signature:

(Print Name of Authorized Signature):

Signature:

Address:

Phone:

Fax:

Total Principal Amount Owned:

A.	EXECUTION BY CUSTODIAN (DTC PARTICIPANT)

The undersigned Custodian (DTC Participant) hereby executes this consent letter pursuant to the instructions set forth above by the Beneficial Owner.

Name of Custodian:

(Print Name of Authorized Signature):

Signature:

Address:

Phone:

Fax:

Total Principal Amount With Respect

to Which This Demand Letter is Given:

B.	EXECUTION BY REGISTERED HOLDER

The undersigned Registered Holder hereby executes this consent letter pursuant to the instructions of the Custodian (DTC Participant).

Name of Registered Holder: Cede & Co.

(Print Name of Authorized Signature):

Signature:

Address: c/o The Depository Trust Company

               55 Water Street

New York, New York 10041

Phone: (212)

Fax:    (212)

Total Principal Amount With Respect

To Which This Demand Letter is given:

EXHIBIT C

FORM OF JOINDER AGREEMENT FOR CONSENTING SENIOR NOTEHOLDERS

This Joinder Agreement to the Restructuring Support Agreement, dated as of October 20, 2017 (as amended, supplemented or otherwise modified from time to time, the “Agreement”), by and among Walter Investment Management Corp., and the holders of the Senior Notes (together with their respective successors and permitted assigns, the “Consenting Senior Noteholders” and each, a “Consenting Senior Noteholder”) is executed and delivered by                      (the “Joining Party”) as of              , 2017. Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

1.    Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, a copy of which is attached to this Joinder Agreement as Annex I (as the same has been or may be hereafter amended, restated or otherwise modified from time to time in accordance with the provisions hereof). The Joining Party shall hereafter be deemed to be a “Consenting Senior Noteholder” and a “Party” for all purposes under the Agreement and with respect to any and all Claims held by such Joining Party.

2.    Representations and Warranties. With respect to the aggregate principal amount of Senior Notes set forth below its name on the signature page hereto, the Joining Party hereby makes the representations and warranties of the Consenting Senior Noteholders set forth in Section 7 of the Agreement to each other Party to the Agreement.

3.    Governing Law. This Joinder Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to any conflict of laws provisions which would require the application of the law of any other jurisdiction.

[Signature Page Follows]

IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.

CONSENTING SENIOR NOTEHOLDER

By:
Name:
Title:

Notice Address:

Fax:

Attention:
Email:

Acknowledged:

WALTER INVESTMENT MANAGEMENT CORP.

By:
Name:
Title:

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT